GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments March 31, 2025 (Unaudited)

1. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

GraniteShares ETF Trust
Schedule of Investments
GraniteShares 2x Long BABA Daily ETF
March 31, 2025 (Unaudited)

	Principal
Investments	Amount	Value
UNITED STATES TREASURY OBLIGATIONS - 93.96%(a)
United States Treasury Bill, 3.938% , 04/17/2025	$100,000,000	$99,811,356
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $99,825,000)		99,811,356
TOTAL INVESTMENTS - 93.96%
(Cost $99,825,000)		$99,811,356
Other Assets In Excess Of Liabilities - 6.04%		6,417,700
NET ASSETS (100.00%)		$106,229,056

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity/Obligation(a)	Notional Amount	Floating Rate Index	Spread	Payment Frequency	Pay/Receive	Termination Date	Value	Net Unrealized Appreciation
Clear Street, LLC	Alibaba Group Holding, Ltd.	$79,909,158	OBFR01	125 bps	Monthly	Receive	11/04/2025	$116,118,171	$36,209,013
TD Cowen	Alibaba Group Holding, Ltd.	44,007,551	OBFR01	100 bps	Monthly	Receive	03/02/2026	68,363,703	24,356,153
Wells Fargo	Alibaba Group Holding, Ltd.	26,596,210	FEDL01	165 bps	At Termination	Receive	03/13/2026	28,350,112	1,753,902
TOTAL		$150,512,919						$212,831,987	$62,319,068

(a)	Includes cash which is being held as collateral for total return swap contracts.

Investment Abbreviations:

OBFR - Overnight Bank Funding Rate

FEDL - Federal Funds Effective Rate

GraniteShares 2x Long BABA Daily ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$99,811,356	$–	$99,811,356
Total	$–	$99,811,356	$–	$99,811,356

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	–	62,319,068	–	62,319,068
Total	$–	$62,319,068	$–	$62,319,068